UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-21650

ASA Limited
(Exact name of registrant as specified in charter)

11 Summer Street – 4th Floor
Buffalo, New York	14209
(Address of Principal executive offices)	(Zip code)

JPMorgan Chase Bank, N.A.
3 Chase Metrotech Center
Brooklyn, New York 11245
(Name and address of agent for service)

Registrant’s telephone number, including area code:	716 -883-2428

Date of fiscal year end:	November 30, 2008

Date of reporting period:	May 31, 2008

ITEM 1. Reports to Stockholders.

ASA Limited

CHAIRMAN’S REPORT (Unaudited)

     At May 31, 2008, the net asset value (“NAV”) of ASA Limited (“ASA” or the “Company”) was $89.24 per share, an increase of 5.3% from the $84.77 per share on November 30, 2007. As of May 31, 2008, the closing price of ASA’s shares on the New York Stock Exchange (the “NYSE”) was $82.41 per share, representing a discount of 7.7% to NAV. The discount at which the shares of ASA trade has narrowed over the past few months. This decrease seems related at least in part to the recently announced tender offer for up to 25% of its outstanding shares. Since November 2007, the NAV of ASA has fluctuated from a low of $71.00 per share in mid-December to a high of $92.00 per share in mid-March, reflecting an increase in the gold price volatility. ASA’s most recent NAV on July 11, 2008 was $89.24 at which time the closing market price was $84.21.

     The price of closed-end funds like ASA is determined by trading activity in the open market. The shares of ASA, as a result, may trade at a premium to (higher than) or discount from (lower than) its underlying NAV. Of the hundreds of closed-end funds that are publicly traded on U.S. exchanges, few trade at a premium to NAV. During the last twelve months, the discount at which ASA traded has fluctuated from a low of 5.7% to a high of 15.9% as measured on Friday of each week.

     Net investment income for the six months ended May 31, 2008, was $0.16 per share vs. $0.55 per share for the six months ended May 31, 2007.
    Chart 1: NAV Discount — June 1, 2007 to June 13, 2008

Source: ASA Limited.

The Board of Directors declared dividends of $2.30 per share during the last twelve months, with the most recent dividend of $0.30 per share declared on May 8, 2008 to shareholders of record on May 23, 2008, payable May 30, 2008. This dividend is unchanged from the same period of the prior year.

     The diversification away from South African gold producers, which typically have paid higher dividends, into higher growth precious metals companies has negatively affected the income received from our investments. Also, some companies have reduced their dividend payments during the last six months in response to rising production and capital costs at their operations. These trends, should they continue, will negatively affect our net investment income.

     In addition, increased legal and other expenses related to the recent proxy contest and tender offer have resulted in higher expenses during the last six months than would otherwise be typical, adversely affecting net investment income.

     At the Company’s annual meeting held on April 8, 2008, shareholders reelected six of nine incumbent directors and three new directors, ratified the selection of Ernst & Young LLP to serve as the Company’s independent registered public accounting firm for the fiscal year ending November 30, 2008, and rejected a shareholder proposal relating to a tender offer for Company shares. See page 18 of this report for details regarding the results of the voting.

Portfolio Matters

     Diversification of the portfolio continued aggressively during the last several months as ASA took advantage of the upcoming tender offer to accelerate this process. The rebalancing from a fund with the majority of its assets in South African gold shares, to a globally diversified precious metals fund, is now largely complete. After the tender offer is finalized, we do not anticipate the same level of reorganization that has been the focus of the portfolio manager’s attention during much of the last year.

    Chart 2: Asset Allocation — 5/31/08

   Source: ASA Limited.

     At May 31, 2008, ASA maintained only 9.9% of its net assets invested in South African gold producers versus approximately 20.3% at November 30, 2007. These remain some of the lowest cost producers in the South African gold industry and are leaders in their markets. At November 30, 2006, 43.5% of ASA’s holdings were invested in South African gold shares. We believe that the gold producers represented in your portfolio are among the better quality companies in the precious metals industry.

     The platinum producers have been, and continue to be, one of the largest positions in ASA’s portfolio. The recently released review of the platinum group metals (PGMs) market completed by Johnson Matthey, indicates that platinum is expected to remain in a substantial deficit throughout 2008, suggesting that the recent strength in the platinum price should continue. Growth in new mine supply has been constrained as platinum producers are suffering from a lack of electricity supply in South Africa, constraining production growth. While the power situation in South Africa appears to have stabilized somewhat in recent weeks, a great deal of uncertainty remains as to whether sufficient power will be available for expansion projects. The current tight power supply within the country may last through 2012, according to most estimates. We believe that the platinum group metals, as a result of constrained supply growth and rising demand for automotive catalytic converters, are likely to sustain higher prices despite a slower overall economic environment. As of the end of May 2008, ASA holds 22.8% of its net assets in the three largest PGM producers. This does not include our holdings in Anglo American plc, which itself holds significant interests in Anglo Platinum in addition to its other diversified holdings.

     ASA’s holdings in the platinum mining shares continue to provide excellent long-term value and have been a significant factor in sustaining our investment income. PGMs are mined by relatively few producers around the world, and the South African platinum mining companies represent a unique investment in the portfolio, one that can not be replicated by diversifying outside of South Africa.

     Our holdings in the highly liquid SPDR Gold Trust (formerly known as streetTRACKS Gold Trust) have increased sharply since the last shareholders report and reflect the proceeds from the sale of the South African gold shares and the need to create liquidity for ASA’s tender offer. The portfolio holdings, as outlined on page 5 of this report, reflect a sharp increase in liquid investments set aside for this purpose, and are not reflective of a negative view of the market, nor are they entirely reflective of our long-term investment strategies. After completion of the tender offer, you can expect that your Fund will remain fully invested as it has in the past and that our portfolio allocations will be strategically aligned with our views on the sector.

Market Trends

     In recent months, market sentiment has shifted dramatically from fear of a global recession to fears over rising inflation rates. The volatility exhibited by the gold price reflects this seesawing of investor concerns. It is clear that global economic growth has decelerated from the high rates witnessed a year ago. The IMF recently downgraded its forecast for economic growth for 2008, while many economic indicators around the world have indicated it may even be negative. However, one only needs to visit the local gas station or supermarket to see that inflation rates are also taking their toll. During the period 2004 to 2007, the World GDP expanded at a rate of approximately 5% per annum, well above its speed limit. (Source: Export Development Canada, June 4, 2008). Growth at this pace is unsustainable and puts enormous pressure on supply chains and infrastructure to provide the inputs and raw materials needed to fuel an expanding economy. As such, there has been a strain on materials such as oil, food, fertilizer, and metals, which is reflected in higher prices for these items. Higher prices for basic commodities are now being reflected in the rate of inflation as these higher prices trickle through into the prices for the items we consume every day such as cereals, gasoline, plane tickets, and electricity. The rising rate of overall inflation, combined with a weaker U.S. dollar and higher oil prices, have all tended to sustain the rally in gold prices that commenced back in 2001. However, with growth rates now moderating, it is anticipated that the commodity inflation witnessed during the last two years may also begin to moderate.

Chart 3: Global Gold Production 1960 to 2007

Source: GFMS Limited

     Slowing global economic growth and rising fears of inflation, combined with record holdings of gold bullion by investors via the gold ETFs and futures contracts, have created a highly volatile gold market. Never before has the investor been able to move such large quantities of gold in such a short time period. This ability has tended to increase the volatility of the gold price over short periods of time. We believe that the high level of gold price volatility experienced in recent months is likely to continue as investors adjust their expectations regarding inflation, the dollar and commodity prices.

     Aside from the intermediate term economic issues, the secular argument for a long-term bull market in gold remains as strong as ever. Global gold production, despite the increase in prices, continues to be under pressure as rising capital and operating costs, combined with a more restrictive permitting environment, have made it difficult for miners to increase output. The recent power supply issues in South Africa have further reduced gold production from the country and are likely to result in 2008 gold production globally declining below the levels witnessed during the last year. Some growth in global gold production is anticipated during 2010 and 2011 as new projects commence production. We believe that the slowing of growth in global gold mine production is likely to sustain gold prices at high levels and insulate prices from the global economic slowdown.

     Global jewelry demand has softened in recent years due in part to the rise in prices. However, the demand for gold from various investment products such as the gold ETFs has continued to rise to near all-time highs, only recently declining with the recent weakness in bullion prices. The shift of investment patterns for gold from a long-term stable source of demand in the form of gold jewelry into shorter-term holdings of gold for investment or speculative purposes is likely to increase the volatility in the gold price over time. Gold price swings of $20 to $25 a day are not uncommon in this environment, especially as a growing number of investors have found the gold ETFs an efficient means to shift investment dollars in and out of the gold market.

Tender Offer — Subsequent Issues

     As announced on June 13, 2008, ASA has commenced a tender offer to purchase for cash up to 2,400,000 of its issued and outstanding common shares at a price per share equal to 98% of its NAV as determined by ASA at the close of regular trading on the NYSE on the day the tender offer expires. The tender offer will expire at 12:00 midnight Eastern time on July 25, 2008, unless ASA extends the tender offer. The maximum number of shares that ASA will purchase in the tender offer represents 25% of the number of currently issued and outstanding shares.

     In addition to the current tender offer, further 10% tender offers in 2009 and 2010 may be announced in the future should the shares of ASA trade at an average discount exceeding 10% during a 12-week measurement period (designated by the Board of Directors) in each of those years. The tender offer program was based on strong views communicated by significant shareholders, which made it apparent to the Board that a tender offer program that balanced the interests of short-term and long-term shareholders would be in the best interests of the Company. Also, the Board of Directors has authorized management to acquire shares of ASA periodically in the open market in amounts and at prices management deems advisable. In exercising that authority, management would be guided by portfolio investment considerations as well as the accretive effect of a purchase on the NAV per share.

     Copies of financial reports of the Company, as well as its latest net asset value, may be requested from LGN Group, LLC, P.O. Box 269, Florham Park, NJ 07932, (973) 377-3535, or may be found on the Company’s website (www.asaltd.com). I would like to call to your attention the availability of the Dividend Reinvestment and Stock Purchase Plan. See page 17 of this report for information about the plan.

Robert J.A. Irwin
Chairman, President and Treasurer

July 15, 2008

Schedule of investments
(Unaudited)
May 31, 2008
	Number of Shares/		Percent of
Name of Company	Principal Amount	Market Value	Net Assets

Common Shares
Gold investments
Gold mining companies
Australia
Newcrest Mining Limited – ADRs	2,051,000	$62,423,941	7.3%
Canada
Agnico-Eagle Mines Limited	700,000	49,483,000	5.8
Barrick Gold Corporation	1,125,000	45,326,250	5.3
Goldcorp Inc.	1,500,000	60,210,000	7.0
Kinross Gold Corporation	750,000	14,977,500	1.7
NovaGold Resources Inc. (1)	375,000	3,138,750	0.4
		173,135,500	20.2
Channel Islands
Randgold Resources Limited – ADRs	1,202,000	50,964,800	5.9
Latin America
Compania de Minas Buenaventura – ADRs	900,000	59,220,000	6.9
South Africa
AngloGold Ashanti Limited	1,095,894	41,300,908	4.8
Gold Fields Limited	2,777,977	35,919,243	4.2
Harmony Gold Mining Company Limited – ADRs (1)	666,400	7,930,160	0.9
		85,150,311	9.9
United States
Newmont Mining Corporation	520,368	24,733,091	2.9
Total gold mining companies (Cost $173,304,952)		455,627,643	53.2
Exchange traded fund – gold
United States
SPDR Gold Trust (1) (Cost $85,329,625)	1,000,000	87,450,000	10.2
Total gold investments (Cost $258,634,577)		543,077,643	63.4
Platinum investments
Platinum mining companies
South Africa
Anglo Platinum Limited	520,100	90,650,966	10.6
Impala Platinum Holdings Limited	1,722,400	73,637,182	8.6
		164,288,148	19.2
United Kingdom
Lonmin PLC – ADRs	450,000	30,827,174	3.6
Total platinum investments (Cost $17,814,290)		195,115,322	22.8
Investments in other mining companies
United Kingdom
Anglo American plc (Cost $7,752,824)	1,164,800	78,940,147	9.2
Total common shares (Cost $284,201,691)		817,133,112	95.4

Schedule of investments
(Unaudited) (continued)
May 31, 2008
	Number of Shares/		Percent of
Name of Company	Principal Amount	Market Value	Net Assets
Convertible Securities
Gold mining companies
Canada
NovaGold Resources Inc. 5.50% Senior Convertible Notes,
due 5/01/2015 (Cost $15,000,000)	$15,000,000	$15,822,750	1.9%
Total investments (Cost $299,201,691)(2)		832,955,862	97.2
Cash, receivables, and other assets less liabilities		23,774,464	2.8
Net assets		$856,730,326	100.0%

(1) Non-income producing security

(2) Cost of investments shown approximates cost for U.S. federal income tax purposes, determined in accordance with U.S. federal income tax principles. Gross unrealized appreciation on investments and gross unrealized depreciation on investments at May 31, 2008 were $537,940,507 and $4,186,336 respectively, resulting in net unrealized appreciation on investments of $533,754,171.

ADR – American Depository Receipt

There is no assurance that the valuations at which the Company’s investments are carried could be realized upon sale.

The notes to the financial statements form an integral part of these statements.

Portfolio statistics (Unaudited)
May 31, 2008
Geographic breakdown*
South Africa	29.1%
Canada	22.1%
United States	13.1%
United Kingdom	12.8%
Australia	7.3%
Latin America	6.9%
Channel Islands	5.9%

* Geographic breakdowns, which are based on country domiciles, are expressed as a percentage of total net assets.

Statement of assets and liabilities
(Unaudited)

Assets	May 31, 2008
Investments, at market value (cost – $299,201,691)	$832,955,862
Cash	25,820,388
Interest receivable	148,958
Dividends receivable	406,274
Other assets	63,290
Total assets	859,394,772

Liabilities

Accounts payable and accrued liabilities	1,109,498
Nonqualified pension liability	705,967
Liability for retirement benefits due to current and future retired directors	848,981
Total liabilities	2,664,446

Net assets	$856,730,326
Common shares $1 par value
Authorized: 30,000,000 shares
Issued & Outstanding: 9,600,000 shares	$ 9,600,000
Share premium (capital surplus)	21,249,156
Undistributed net investment income	53,555,864
Undistributed net realized gain from investments	336,650,214
Undistributed net realized (loss) from foreign currency transactions	(98,081,965)
Net unrealized appreciation on investments	533,754,171
Net unrealized gain on translation of assets and liabilities in foreign currency	2,886

Net assets	$856,730,326

Net assets per share (Based on outstanding shares of 9,600,000)	$89.24
The closing price of the Company’s shares on the New York Stock Exchange was $82.41 on May 31, 2008.
The notes to the financial statements form an integral part of these statements.

Statement of operations

(Unaudited)

Six months ended
May 31, 2008
Investment income
Dividend income (net of withholding taxes of $314,443)	$4,561,391
Interest income	379,529

Total investment income	4,940,920

Expenses
Shareholder reports and proxy expenses	301,497
Directors’ fees and expenses	304,164
Provision for retirement benefits due to current and future retired directors	73,990
Salaries and benefits	762,405
Other administrative expenses	308,309
Fund accounting	78,500
Transfer agent, registrar and custodian	72,565
Professional fees and expenses	1,230,495
Insurance	93,149
Other	170,169

Total expenses	3,395,243

Net investment income	1,545,677

Net realized and unrealized gain (loss) from investments and foreign currency transactions
Net realized gain from investments
Proceeds from sales	110,952,979
Cost of securities sold	27,083,878

Net realized gain from investments	83,869,101

Net realized (loss) from foreign currency transactions
Investments	(5,446,826)
Foreign currency	(50,417)

Net realized (loss) from foreign currency transactions	(5,497,243)

Net (decrease) in unrealized appreciation on investments
Balance, beginning of period	567,853,998
Balance, end of period	533,754,171

Net (decrease) in unrealized appreciation on investments	(34,099,827)

Net unrealized gain on translation of assets and liabilities in foreign currency	2,886

Net realized and unrealized gain (loss) from investments and foreign currency transactions	44,274,917

Net increase in net assets resulting from operations	$45,820,594

The notes to the financial statements form an integral part of these statements.

Statements of changes in net assets

	Six months ended
	May 31, 2008	Year ended
	(Unaudited)	November 30, 2007
Net investment income	$1,545,677	$10,636,012
Net realized gain from investments	83,869,101	104,528,153
Net realized (loss) from foreign currency transactions	(5,497,243)	(17,868,539)
Net increase (decrease) in unrealized appreciation on investments	(34,099,827)	26,306,855
Net unrealized gain on translation of assets and
liabilities in foreign currency	2,886	—
Net increase in net assets resulting from operations	45,820,594	123,602,481
Dividends payable/paid
From net investment income	(2,880,000)	(10,636,012)
From net realized gain from investments	—	(11,443,988)
Net increase in net assets	42,940,594	101,522,481
Net assets, beginning of period	813,789,732	712,267,251
Net assets, end of period (including undistributed net
investment income of $53,555,864 and $54,890,187, respectively)	$856,730,326	$813,789,732

The notes to the financial statements form an integral part of these statements.

NOTES TO FINANCIAL STATEMENTS

Six months ended May 31, 2008
(Unaudited)

1 Summary of significant accounting policies ASA Limited (“Company”) is a closed-end management investment company registered under the Investment Company Act of 1940 and is organized as an exempted limited liability company under the laws of Bermuda. The following is a summary of the Company’s significant accounting policies:

A. Investments

Portfolio securities listed on U.S. and foreign stock exchanges are generally valued at the last reported sales price on the last trading day of the period, or the mean between the closing bid and asked prices of those securities not traded on that date. If a mean price cannot be computed due to the absence of either a bid or an asked price, then the bid price plus 1% or the asked price less 1%, as applicable, is used. Securities listed on foreign stock exchanges may be fair valued based on significant events that have occurred subsequent to the close of the foreign markets.

Securities for which current market quotations are not readily available are valued at their fair value as determined in good faith by, or in accordance with procedures adopted by, the Company’s Board of Directors. If a security is valued at a “fair value’’, that value is likely to be different from the last quoted price for the security. Various factors may be reviewed in order to make a good faith determination of a security’s fair value. These factors include, but are not limited to, the nature of the security; relevant financial or business developments of the issuer; actively traded similar or related securities; conversion rights on the security; and changes in overall market conditions.

Where the Company holds securities listed on foreign stock exchanges and American Depository Receipts (“ADRs”) representing these securities are actively traded on the New York Stock Exchange, the securities are fair valued based on the last reported sales price of the ADRs.

The difference between cost and current value is reflected separately as net unrealized appreciation (depreciation) on investments. The net realized gain or loss from the sale of securities is determined for accounting purposes on the identified cost basis.

The Company adopted Financial Accounting Standards Board Statement of Financial Accounting Standards No. 157, “Fair Value Measurements” (“SFAS 157”), effective December 1, 2007. In accordance with SFAS 157, fair value is defined as the price that the Company would receive to sell an investment or pay to transfer a liability in a timely transaction with an independent buyer in the principal market, or in the absence of a principal market the most advantageous market for the investment or liability. SFAS 157 establishes a three-tier hierarchy to distinguish between (1) inputs that reflect the assumptions market participants would use in pricing an asset or liability developed based on market data obtained from sources independent of the reporting entity (observable inputs) and (2) inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing an asset or liability developed based on the best information available in the circumstances (unobservable inputs) and to establish classification of fair value measurements for disclosure purposes. Various inputs are used in determining the value of the Company’s investments. The inputs are summarized in the three broad levels listed below.

Level 1 – quoted prices in active markets for identical investments

Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, credit risk, etc.)

Level 3 – significant unobservable inputs (including the Company’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used as of May 31, 2008 in valuing the Company’s investments at market value:

Investments in Securities
Valuation Inputs	(Market Value)
Level 1- Quoted Prices	$567,721,699
Level 2- Other Significant Observable Inputs	265,234,163
Level 3- Significant Unobservable Inputs	—
Total	$832,955,862

There is no assurance that the valuation at which the Company’s investments are carried could be realized upon sale.

B. Cash Equivalents

The Company considers all money market and all highly liquid temporary cash investments purchased with an original maturity of less than three months to be cash equivalents.

C. Foreign Currency Translation

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the closing rate of exchange on the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The resulting net foreign currency gain or loss is included in the statement of operations.

D. Securities Transactions and Investment Income

During the six months ended May 31, 2008, sales and purchases of securities (other than short-term investments) amounted to $110,952,979 and $106,521,987, respectively.

Dividend income is recorded on the ex-dividend date, net of withholding taxes, if any. Interest income is recognized on the accrual basis.

E. Dividends to Shareholders

Dividends to shareholders are recorded on the ex-dividend date.

The reporting for financial statement purposes of dividends paid from net investment income or net realized gains may differ from their ultimate reporting for U.S. federal income tax purposes. The differences are caused primarily by the separate line item reporting for financial statement purposes of foreign exchange gains or losses. See pages 14 through 16 for certain additional tax information for U.S. shareholders.

F. Use of Estimates

The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results could differ from those estimates.

G. Basis of Presentation

The financial statements are presented in U.S. dollars.

2 Tax status of the Company The Company is not subject to either Bermuda tax as an exempted liability company incorporated under the laws of Bermuda or U.S. federal income tax since it is not engaged in a trade or business within the United States.

3 Retirement plans The Company has an unfunded non-qualified pension agreement with its Chairman, President and Treasurer, Robert J. A. Irwin, pursuant to which the Company credits amounts to a pension benefit account as determined from time to time by the Board of Directors. Through the period ended November 30, 2006, interest equivalents were credited on amounts credited to the pension benefit account at an annual rate of 3.5% . Beginning December 1, 2006, interest equivalents are credited at an annual rate of 5%. The Company recorded an expense of $54,000, including interest, for the total amount credited to the pension benefit account during the six months ended May 31, 2008.

An amount equal to the balance in the pension benefit account will be payable in a lump sum upon termination of Mr. Irwin’s service as an officer of the Company. At May 31, 2008, the Company has recorded a liability for pension benefits due under the agreement, including interest, of $705,967.

During the six months ended May 31, 2008, the Company recorded an expense of $73,990 for retirement benefits due to current and future retired directors. The liability for these benefits at May 31, 2008 was $848,981. Directors of the Company qualify to receive retirement benefits if they have served the Company (and any of its predecessors) for at least twelve years prior to retirement.

4 Concentration risk It is a fundamental policy of the Company that at least 80% of its total assets be invested in securities of companies engaged, directly or indirectly, in the exploration, mining or processing of gold or other precious minerals and/or in other gold and precious mineral investments. A substantial portion of the Company’s assets currently is invested in South African companies and other companies having significant assets or operations in South Africa. The Company is, therefore, subject to gold and precious mineral related risks as well as risks related to investing in South Africa, including political, economic, regulatory, currency fluctuation and foreign exchange risks. The Company currently is invested in a limited number of securities and thus holds large positions in certain securities. Because the Company’s investments are concentrated in a limited number of securities of companies involved in the holding or mining of gold and other precious minerals and related activities, the net asset value of the Company may be subject to greater volatility than that of a more broadly diversified investment company.

5 Indemnifications In the ordinary course of business, the Company enters into contracts that contain a variety of indemnifications. The Company’s maximum exposure under these arrangements is unknown. However, the Company has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote.

6 Subsequent event On June 13, 2008 the Company commenced a tender offer to purchase up to 2,400,000 of its issued and outstanding common shares at a price per share equal to 98% of the net asset value per share as determined by the Company at the close of regular trading on the NYSE on the day the tender offer expires.

Financial highlights

	Six months ended
	(Unaudited)		Year ended November 30
	May 31,
	2008	2007	2006	2005	2004	2003
Per Share Operating Performance
Net asset value, beginning of year	$84.77	$74.19	$55.93	$49.95	$51.54	$33.48
Net investment income	.16	1.11	.76	.10	.22	.84
Net realized gain from investments	8.74	10.89	1.31	3.44	.73	—
Net realized gain (loss) from foreign currency transactions	(.57)	(1.86)	.04	(2.19)	(.68)	.32
Net increase (decrease) in unrealized appreciation
on investments	3.55	2.74	17.05	5.58	(1.34)	17.76
Net unrealized gain (loss) on translation of
assets and liabilities in foreign currency	—	—	—	(.05)	.03	(.06)
Net increase (decrease) in net assets resulting from operations	4.77	12.88	19.16	6.88	(1.04)	18.86
Dividends
From net investment income	(.30)	(1.11)	(.76)	(.20)	(.55)	(.80)
From net realized gain from investments	—	(1.19)	(.14)	(.70)	—	—
Net asset value, end of period	$89.24	$84.77	$74.19	$55.93	$49.95	$51.54
Market value per share, end of period	$82.41	$73.25	$64.21	$49.65	$44.82	$47.16

Total Investment Return(1)
Based on market value per share	12.91%	19.02%	31.54%	11.40%	(3.67%)	59.91%

Ratios to Average Net Assets(2)
Expenses	.80%	.53%	.63%	1.15%	1.03%	.84%
Net investment income	.36%	1.44%	1.09%	.21%	.46%	2.09%

Supplemental Data
Net assets, end of period (000 omitted)	$856,730	$813,790	$712,267	$536,929	$479,533	$494,784
Portfolio turnover rate	12.95%	12.07%	4.66%	7.31%	1.63%	—

Per share calculations are based on the 9,600,000 shares outstanding.

(1)

Total investment return is calculated assuming a purchase of common shares at the current market price on the first day and a sale at the current market price on the last day of each year reported. Dividends are assumed, for purposes of this calculation, to be reinvested at prices obtained under the Company’s dividend reinvestment plan.

(2)	Annualized for the six months ended May 31, 2008.

Supplementary information
(Unaudited)

Six months ended May 31, 2008

Certain fees incurred by the Company
Directors’ fees	$237,233
Officers’ remuneration	762,405
The notes to the financial statements form an integral part of these statements.

Report of independent registered public accounting firm

To the Shareholders and the Board of Directors of ASA Limited:

     We have reviewed the accompanying statement of assets and liabilities of ASA Limited (the “Company”), including the schedule of investments, as of May 31, 2008, and the related statements of operations, changes in net assets, supplementary information and financial highlights for the six-month period ended May 31, 2008. These financial statements, financial highlights and supplementary information are the responsibility of the Company’s management.

     We conducted our review in accordance with the standards of the Public Company Accounting Oversight Board (United States). A review of interim financial information consists principally of applying analytical procedures and making inquiries of persons responsible for financial and accounting matters. It is substantially less in scope than an audit in accordance with the standards of the Public Company Accounting Oversight Board, the objective of which is the expression of an opinion regarding the financial statements taken as a whole. Accordingly, we do not express such an opinion.

     Based on our review, we are not aware of any material modifications that should be made to the interim financial statements referred to above for them to be in conformity with U.S. generally accepted accounting principles.

     We have previously audited, in accordance with the standards of the Public Company Accounting Oversight Board, the statements of changes in net assets for the year ended Novem-ber 30, 2007 and financial highlights for each of the five years in the period ended November 30, 2007 and in our report, dated January 14, 2008, we expressed an unqualified opinion on those financial statements and financial highlights.

July 15, 2008	Ernst & Young LLP
New York, N.Y.

Certain tax information for U.S. shareholders (Unaudited) (1)

     The following is of a general nature only and is not, and should not be interpreted as, legal or tax advice to any particular U.S. shareholder of the Company. Due to the complexity and potentially adverse effect of the applicable tax rules summarized below, U.S. shareholders are strongly urged to consult their own tax advisors concerning the impact of these rules on their investment in the Company and on their individual situations.

     Under rules enacted by the Tax Reform Act of 1986, the Company became a “passive foreign investment company’’ (a “PFIC’’) on December 1, 1987. The manner in which these rules apply depends on whether a U.S. shareholder (1) elects to treat the Company as a qualified electing fund (“QEF’’) with respect to his Company shares, (2) for taxable years of a U.S. shareholder beginning after December 31, 1997, elects to “mark-to-market’’ his Company shares as of the close of each taxable year, or (3) makes neither election.

     In general, if a U.S. shareholder of the Company does not make either such election, any gain realized on the disposition of his Company shares will be treated as ordinary income. In addition, such a shareholder will be subject to an “interest charge” on part of his tax liability with respect to such gain, as well as with respect to an “excess distribution” made by the Company (as explained in the following paragraph). Furthermore, shares held by such a shareholder may be denied the benefit of any otherwise applicable increase in tax basis at death. Under proposed regulations, a “disposition” would include a U.S. taxpayer’s becoming a nonresident alien.

     As noted, the general tax consequences described in the preceding paragraph apply to an “excess distribution” on Company shares, which means the total distributions by the Company a shareholder receives during a taxable year that are more than 125% of the average amount it distributed for the

(1)	Excluding qualified retirement plans, individual retirement accounts and other tax-exempt U.S. shareholders.

three preceding taxable years.* If the Company makes an excess distribution in a year, a U.S. shareholder who has not made a QEF or mark-to-market election would be required to allocate the excess amount ratably over the entire holding period for his shares. That allocation would result in tax being payable at the highest applicable rate in the prior taxable years to which the distribution is allocated and interest charges being imposed on the resulting “underpayment” of taxes made in those years. In contrast, a distribution that is not an excess distribution would be taxable to a U.S. shareholder as a normal dividend,** with no interest charge.

     If a U.S. shareholder elects to treat the Company as a QEF with respect to his shares therein for his first year he holds his shares during which the Company is a PFIC, the rules described in the preceding paragraphs generally would not apply; those rules also would not apply to a U.S. shareholder who makes the QEF election after such first year and also elects to treat his shares generally as if they were sold for their fair market value on the first day of the first taxable year of the Company for which the QEF election is effective, in which event the gain from such “deemed sale” would be treated as an excess distribution. Instead, the electing U.S. shareholder would include annually in his gross income his pro rata share of the Company’s ordinary earnings and net capital gain (his “QEF inclusion”), regardless of whether such income or gain was actually distributed. A U.S. shareholder who makes a valid QEF election will recognize capital gain on any profit from the actual sale of his shares if those shares were held as capital assets.

     Alternatively, if a U.S. shareholder makes a mark-to-market election with respect to Company shares for taxable years beginning on or after January 1, 1998, such shareholder would be required annually to report any unrealized gain with respect to his shares as ordinary income, and any unrealized loss would be permitted as an ordinary loss, but only to the extent of previous inclusions of ordinary income. Any gain subsequently realized by an electing U.S. shareholder on a sale or other disposition of his Company shares also would be treated as ordinary income, but such shareholder would not be subject to an interest charge on his resulting tax liability. Special rules apply to a U.S. shareholder who held his PFIC stock prior to his first taxable year for which the mark-to-market election was effective.

     A U.S. shareholder with a valid QEF election in effect would not be taxed on any distributions paid by the Company to the extent of any QEF inclusions, but any distributions out of accumulated earnings and profits in excess thereof would be treated as taxable dividends. Such a shareholder would increase the tax basis in his Company shares by the amount of any QEF inclusions and reduce such tax basis by any distributions to him that are not taxable as described in the preceding sentence. Special rules apply to U.S. shareholders who make the QEF election and wish to defer the payment of tax on their annual QEF inclusions.

     Each shareholder who desires QEF treatment must individually elect such treatment. The QEF election must be made for the taxable year of the shareholder in which or with which the Company’s taxable year ends. A QEF election is effective for the shareholder’s taxable year for which it is made and all of his subsequent taxable years and may not be revoked without the consent of the Internal Revenue Service. A shareholder of the Company who first held his Company shares after November 30, 2007 and who files his tax return on the basis of a calendar year may make a QEF election on his 2008 tax return. A shareholder of the Company who first held his Company shares on or before that date may also make the QEF election on his 2008 tax return but should consult his tax advisor concerning the tax consequences and special rules that apply when a QEF election could have been made with respect to such shares for an earlier taxable year.

     A QEF election must be made by the due date, with extensions, of the federal income tax return for the taxable year for which the election is to apply. Under Treasury regulations, a QEF election is made on Internal Revenue Service Form 8621, which must be completed and attached to a timely filed income tax return in which the shareholder reports his QEF inclusion for the taxable year to which the election applies. In order to allow U.S. shareholders to make QEF elections and to comply with the applicable annual reporting requirements, the Company annually provides them a “PFIC Annual Information Statement’’ containing certain information required by Treasury regulations.

     In early 2009, the Company will send to U.S. shareholders the PFIC Annual Information Statement for its 2008 taxable year. Such annual information statement may be used for purposes of completing Form 8621. A shareholder who either is subject to a prior QEF election or is making a QEF election for the first time must attach a completed Form 8621 to his income tax return each year. Other U.S.

      * For example, the Company paid annual dividends of $2.30, $.90 and $.90 per share during 2007, 2006 and 2005, respectively, an average per year of $1.3667 per share. Accordingly, any dividends during 2008 in excess of $1.7083 per share (125% of $1.3667) would be treated as an excess distribution for that year. (All amounts in U.S. currency.)

      **Because the Company is a PFIC, dividends it pays will not qualify for the 15% maximum U.S. federal income tax rate on dividends that individuals receive and instead will be taxed at rates up to 35%.

shareholders also must attach completed Forms 8621 to their tax returns each year, but shareholders not electing QEF treatment will not need to report QEF inclusions thereon.

     Special rules apply to U.S. persons who hold Company shares through intermediate entities or persons and to U.S. shareholders who directly or indirectly pledge their shares, including those in a margin account.

     Ordinarily, the tax basis that is obtained by a transferee of property on the property owner’s death is adjusted to the property’s fair market value on the date of death (or alternate valuation date). If a U.S. shareholder dies owning Company shares with respect to which he did not elect QEF treatment (or elected such treatment after the first taxable year in which he owned shares in which the Company was a PFIC and did not elect to recognize gain, as described above), the transferee of those shares will not be entitled to adjust the tax basis in such shares to their fair market value on the date of death (or alternate valuation date). In that case, in general, the transferee of such shares will take a basis in the shares equal to the shareholder’s basis therein immediately before his death. If a U.S. shareholder dies owning Company shares for which a valid QEF election was in effect for all taxable years in such shareholder’s holding period during which the Company was a PFIC (or the shareholder made a “deemed sale election”), then the basis increase generally will be available.

Dividend reinvestment and stock purchase plan

     Computershare Trust Company, N.A. (“Computershare’’) has been engaged to offer a dividend reinvestment and stock purchase plan (the “Plan’’) to shareholders. Shareholders may elect to participate in the Plan by signing an authorization. The authorization appoints Computershare as agent to apply to the purchase of common shares of the Company in the open market (i) all cash dividends (after deduction of the service charge described below) that become payable to such participant on the Company’s shares (including shares registered in his or her name and shares accumulated under the Plan) and (ii) any optional cash investments ($50 minimum, subject to an annual maximum of $60,000) received from such participant.

     For the purpose of making purchases, Computershare will commingle each participant’s funds with those of all other participants in the Plan. The price per share of shares purchased for each participant’s account shall be the average price (including brokerage commissions and any other costs of purchase) of all shares purchased in the open market with the net funds available from a cash dividend and any voluntary cash payments being concurrently invested. Any stock dividends or split shares distributed on shares held in the Plan will be credited to the participant’s account.

     For each participant, a service charge of 5% of the combined amount of the participant’s dividend and any voluntary payment being concurrently invested, up to a maximum charge of $2.50 per participant plus $.03 per share, will be deducted (and paid to Computershare) prior to each purchase of shares. Shareholder sales of shares held by Computershare in the Plan are subject to a fee of $10.00 plus $.12 per share deducted from the proceeds of the sale. Additional nominal fees are charged by Computershare for specific shareholder requests such as requests for information regarding share cost basis detail in excess of two prior years and for replacement Forms 1099 older than three years.

     Participation in the Plan may be terminated by a participant at any time by written instructions to Computershare. Upon termination, a participant will receive a certificate for the full number of shares credited to his or her account, unless he or she requests the sale of all or part of such shares.

     Dividends reinvested by a shareholder under the Plan will generally be treated for U.S. federal income tax purposes in the same manner as dividends paid to such shareholder in cash. See “Certain tax information for U.S. shareholders’’ for more information regarding tax consequences of an investment in shares of the Company, including the effect of the Company’s status as a PFIC. The amount of the service charge is deductible for U.S. federal income tax purposes, subject to limitations.

     To participate in the Plan, shareholders may not hold their shares in a “street name’’ brokerage account.

     Additional information regarding the Plan may be obtained from Computershare, P.O. Box 43081, Providence, RI 02940-3081. Information may also be obtained on the internet at www.computershare.com or by calling Computershare’s Telephone Response Center at 1-781-575-2723 between 9:00 a.m. and 5:00 p.m., Eastern time, Monday through Friday.

Privacy notice

     The Company is committed to protecting the financial privacy of its shareholders.

     We do not share any nonpublic, personal information that we may collect about shareholders with anyone, including our affiliates, except to service and administer shareholders’ share accounts, to process transactions, to comply with shareholders’ requests or legal requirements or for other limited purposes permitted by law. For example, the Company may disclose a shareholder’s name, address, social security number and the number of shares owned to its administrator, transfer agent or other service providers in order to provide the shareholder with proxy statements, tax reporting forms, annual reports or other information about the Company. This policy applies to all of the Company’s shareholders and former shareholders.

     We keep nonpublic personal information in a secure environment. We restrict access to nonpublic personal information to Company officers, agents and service providers who have a need to know the information based on their role in servicing or administering shareholders’ accounts. The Company also maintains physical, electronic and procedural safeguards that comply with federal regulations and established security standards to protect the confidentiality or nonpublic personal information.

Results of proposals presented at the annual general meeting of shareholders

The following votes were cast at the Annual General Meeting of Shareholders held on April 8, 2008:

Election of Directors
	For	Against	Abstain

Robert J.A. Irwin	5,346,266	49,822	25,974
Harry M. Conger	5,348,655	48,962	24,445
Henry R. Breck	5,349,813	48,254	23,995
Chester A. Crocker	1,270,020	4,053,505	20,760
Joseph C. Farrell	1,281,012	3,218,600	20,357
Phillip Goldstein	3,199,376	890,329	11,764
James G. Inglis	5,346,302	50,808	24,952
Malcolm W. MacNaught	1,281,434	4,044,334	20,715
Andrew Pegge	4,023,692	65,311	12,466
Robert A. Pilkington	5,351,877	46,335	23,850
Julian Reid	4,025,890	63,413	12,166
A. Michael Rosholt	5,342,673	53,616	25,773

Appointment of Independent Registered Public Accounting Firm

	For	Against	Abstain
Ernst & Young LLP	5,339,640	31,283	51,138

Proposal regarding Tender Offer
for Company Shares	2,381,977	2,979,032	61,052

Proxy voting

     The policies and procedures used by the Company to determine how to vote proxies relating to portfolio securities and information regarding how the Company voted proxies relating to portfolio securities during the twelve month period ended June 30, 2007 is available on the Company’s website at www.asaltd.com and on the Securities and Exchange Commission’s website at www.sec.gov. A written copy of the Company’s policies and procedures is available without charge, upon request, by calling collect (973) 377-3535.

Form N-Q

     The Company files its complete schedule of portfolio holdings with the Securities and Exchange Commission (the “Commission”) for the first and third quarters of each fiscal year on Form N-Q. The Company’s Forms N-Q are available on the Commission’s website at http://www.sec.gov. The Company’s Forms N-Q also may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C.; information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The schedule of portfolio holdings also is included in the Company’s financial statements for the first and third quarters of each fiscal year which are available on the Company’s website at www.asaltd.com.

Forward-looking statements

     This report contains “forward-looking statements” within the meaning of the Securities Act of 1933 and the Securities Exchange Act of 1934. By their nature all forward-looking statements involve risks, uncertainties and other factors which may cause actual results, performance or achievements of management’s plans to be materially different from those contemplated by the forward-looking statements. Such factors include, but are not limited to, the performance of the companies whose securities comprise the Company’s portfolio, the conditions in the U.S., South African and other international securities and foreign exchange markets, the price of gold, platinum and other precious minerals and changes in tax law.

ASA Limited

DIRECTORS
HENRY R. BRECK
   (U.S.A.)

HARRY M. CONGER
   (U.S.A.)

PHILLIP GOLDSTEIN
   (U.S.A.)

JAMES G. INGLIS
   (South Africa)

ROBERT J.A. IRWIN
    (U.S.A.)

OFFICERS
   ROBERT J. A. IRWIN, Chairman, President and Treasurer
   DAVID J. CHRISTENSEN, Vice President – Investments
   PAUL K. WUSTRACK, JR., Secretary and Chief Compliance Officer

EXECUTIVE OFFICE
   11 SUMMER STREET
   BUFFALO, NY, 14209 U. S. A.

REGISTERED OFFICE
   CANON’ S COURT
   22 VICTORIA STREET
   HAMILTON HM12, BERMUDA

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
   ERNST & YOUNG LLP, NEW YORK, NY, U. S. A.

COUNSEL
   APPLEBY
   HAMILTON, BERMUDA
   K&L GATES LLP
   WASHINGTON, DC, U. S. A.

CUSTODIAN
   JPMORGAN CHASE BANK , BROOKLYN, NY, U. S. A.

SUBCUSTODIAN
   FIRSTRAND BANK LIMITED,
   JOHANNESBURG, SOUTH AFRICA

FUND ACCOUNTANTS
   KAUFMAN ROSSIN FUND SERVICES, LLC, MIAMI, FL, U. S. A.

SHAREHOLDER SERVICES
   LGN GROUP, LLC, FLORHAM PARK , NJ 07932, U. S. A.
   (973) 377-3535

TRANSFER AGENT
   COMPUTERSHARE TRUST COMPANY, N. A.,
   525 WASHINGTON BOULEVARD, JERSEY CITY, NJ 07310, U. S. A.

WEBSITE— www. asaltd. com

ANDREW PEGGE (UNITED KINGDOM–ISLE OF MAN) ROBERT A. PILKINGTON (U.S.A.) JULIAN REID (UNITED KINGDOM) A. MICHAEL ROSHOLT (South Africa)

Item 2.	Code of Ethics.
Not applicable.

Item 3.	Audit Committee Financial Expert.
Not applicable.

Item 4.	Principal Accountant Fees and Services.
Not applicable.

Item 5.	Audit Committee of Listed Registrants.
Not applicable.

Item 6.	Schedule of Investments.
Included as part of the report to shareholders filed under Item 1.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End
Management Investment Companies.
Not applicable.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies
Not Applicable

Item 9.	Purchases of Equity Securities by Closed-end Management Investment
Company and Affiliated Purchasers.
During the period covered by this report, there were no purchases made by or on behalf of the registrant or any “affiliated purchaser”, as defined in
Rule 10b-18(a)(3) under Securities Exchange Act of 1934 (the “Exchange
Act”), of any common shares of the registrant.

Item 10.	Submission of Matters to a Vote of Security Holders.

           There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of directors since the registrant provided disclosure in response to Item 22(b)(15) of Schedule 14A in its proxy statement dated January 29, 2008.

Item 11.	Controls and Procedures

(a)

The Chairman of the Board, President and Treasurer, in his capacities as principal executive officer and principal financial officer of the registrant, has concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “1940 Act”)) are effective, based on his evaluation of these controls and procedures as of a date within 90 days prior to the filing date of this report.

(b)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.	Exhibits

	(a)(1)	Not applicable.

	(2)	The certification required by Rule 30a-2(a) under the 1940 Act is attached hereto.

	(3)	Not applicable.

	(b)	The certification required by Rule 30a-2(b) under the 1940 Act, Rule 13a-14(b) under the Exchange Act and Section 1350 of Chapter 63 of Title 18 of the United States Code is attached hereto. This certification is not deemed “filed” for purposes of Section 18 of the Exchange Act, or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registrant specifically incorporates it by reference.

Signatures

      Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

ASA Limited

Date: August 7, 2008	By:	/s/	Robert J.A. Irwin
Robert J.A. Irwin
Chairman of the Board, President and Treasurer

      Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following person on behalf of the registrant and in the capacities and on the date indicated.

Date: August 7, 2008	By:	/s/	Robert J.A. Irwin
Robert J.A. Irwin
Chairman of the Board, President and Treasurer
(Principal Executive Officer and Principal Financial Officer)